Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 — SUBSEQUENT EVENTS

a.	See Note 3 regarding the settlement of the Deferred Payment on July 1, 2025.

b.	See Note 4a regarding the repayment of the remaining balance of the January Note on July 1, 2025.

c.	See Note 7 regarding the exercise of Series A warrants.

c.

On July 7, 2025, the transaction contemplated under the share purchase agreement, dated February 16, 2025, (the “Fort Purchase Agreement”) with Fort Technology Inc. (formerly Impact Acquisitions Corp Inc., “Impact”) was completed. Pursuant to the Fort Purchase Agreement, at the closing, the Company sold to Impact all of the issued and outstanding shares of Fort, in consideration for 100 million common shares of Impact and up to an additional 66 million common shares of Impact, contingent upon the achievement of certain pre-determined milestones, at a deemed price of CAD 0.171246 per share. This consideration represents a post-closing equity interest of 75.02% of Impact’s outstanding shares (or up to 83.29% upon full achievement of the milestones). The transaction is based on a total value of Impact of approximately CAD 4.8 million (approximately $3.3 million) (net of transaction costs and reflecting a minimum cash position of CAD 700,000 (approximately $486,330), and ascribes to Fort Products a total valuation of approximately CAD 17.1 million (approximately $11.9 million).

On July 10, 2025, the trading of Impact’s common shares resumed trading on the TSX Venture Exchange.

In connection with the Fort Purchase Agreement, on September 11, 2025, Fort and Jeffs’ Brands Holdings entered into a membership interests transfer agreement, pursuant to which Jeffs’ Brands Holdings assigned to Fort, all of the membership interest in Fort Products LLC, such that Fort Products LLC became a wholly owned subsidiary of Fort.

d.	On July 21, 2025, Mr. Viki Hakmon resigned from the board of directors of the Company effective immediately and from his position as the chief executive officer of the Company, effective as of July 31, 2025.

e.	On July 21, 2025, the board of directors of the Company approved the appointment of Mr. Eliyahu Zamir as the Company’s Chief Executive Officer, effective as of August 1, 2025.

f.	On August 13, 2025, Fort Technology Inc. (formerly Impact) entered into a private placement of convertible debentures with total gross proceeds of CAD 5,000 (approximately $3,640 thousand). The private placement closed on August 22, 2025. The debentures bear annual interest at 10%, payable quarterly, and mature two years after the issuance date. The principal amount is convertible, at the option of the holder, into units at a conversion price of CAD 0.185 per unit. Each unit consists of one common share and one warrant to purchase one common share at an exercise price of CAD 0.185, exercisable for a period of five years.

The Company participated in the private placement and purchased convertible debentures for CAD 2.2 million (approximately $1.6 million).

g.	Subsequent to June 30, 2025, 13,613 and 110,371 Series A warrants and June Notes, respectfully, were exercised or converted, for total consideration of $598 thousand. Pursuant to anti-dilution provisions of Series A warrants and January Warrant and following to such exercises, the exercise price of the outstanding Series A warrants and January Warrant was adjusted to $3.18516.